OTHER CURRENT ASSETS	9 Months Ended	12 Months Ended
	Mar. 31, 2023	Jun. 30, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS

NOTE 7. OTHER CURRENT ASSETS

Other current assets consist of the following:

	March 31, 2023	June 30, 2022
Intelligent Fingerprinting Limited note receivable	$—	$500,445
Prepayments	390,527	116,525
Goods and services tax receivable	40,044	57,746
Deposits	101,253	46,602
Other receivables	—	25,443
Total	$531,824	$746,761

On June 16, 2022, the Company entered into an agreement with IFP, providing the Company with the exclusive right, until December 31, 2022, to evaluate and negotiate a transaction to acquire IFP or its assets. In consideration for this exclusivity, on June 16, 2022, the Company provided IFP with an unsecured term loan facility in the amount of $500,000, which was payable by IFP on the earliest of the consummation of an acquisition, 30 days following the termination of exclusivity under the exclusivity agreement, an event of default under the term loan facility agreement, or December 31, 2022. This $500,000 term note receivable bore an interest rate of 2% per annum above the Sterling Barclays Bank Base Rate from time to time. The Company completed the acquisition of IFP on October 4, 2022, and, in connection therewith, the loan and accrued interest outstanding as at the date of acquisition, being $504,938, was treated as a cash consideration in accordance with ASC 805 Business Combinations. See Note 5.

NOTE 4. OTHER CURRENT ASSETS

Other current assets consist of the following:

	June 30, 2022	June 30, 2021
Intelligent Fingerprinting Limited note receivable	$500,445	$—
Prepayments	116,525	2,424,143
Goods and services tax receivable	57,746	83,278
Deposits	46,602	—
Other receivables	25,443	1,596
Total	$746,761	$2,509,017

On June 16, 2022, the Company entered into an agreement with Intelligent Fingerprinting Limited (“IFP”), providing the Company with the exclusive right, until December 31, 2022, to evaluate and negotiate a transaction to acquire IFP or its assets. In consideration for this exclusivity, on June 16, 2022, the Company provided IFP with an unsecured term loan facility in the amount of $500,000, which is payable by IFP on the earliest of the consummation of an acquisition, 30 days following the termination of exclusivity under the exclusivity agreement, an event of default under the term loan facility agreement, or December 31, 2022. This $500,000 short term note receivable bears an interest rate of 2% per annum above the Sterling Barclays Bank Base Rate from time to time.

As of the year ended June 30, 2021, the Company made $2,600,000 in prepayments for research and development. Of the total prepayments, $504,000 was recorded as a non-current asset based on the expected outflow of the budgeted research and development costs. Under the terms of the R&D agreement with BiosensX North America Inc., dated April 20, 2021, in which LSBD also committed to fund $2,600,000 as a direct 50% shareholder in BiosensX North America Inc., the Company would have the right to apply any differences in contributions between LSBD and the Company towards any amounts owing between the Company and LSBD, including the exercise price of the option ($5,000,000) as included in the Option Agreement dated March 31, 2021 with LSBD (see Note 3).

During the year ended June 30, 2022, the Company assessed the current status of the R&D activities and determined that the most likely outcome of the prepaid R&D contribution would be to be application against the exercise price in the Option Agreement and/or future royalty payments due for the Glucose Biosensor intellectual property. As this payment for the license of the Glucose Biosensor intellectual property occurred prior to regulatory approval and there is no alternative future use, the prepayment of $2,600,000 has been expensed as development and regulatory approval costs in the Consolidated Statements of Operations and Other Comprehensive Loss during the year ended June 30, 2022.